Exhibit 99.2

Quarterly Reconciliation of GAAP to Non-GAAP Financial Measures – 2012 and 2013

Use of Non-GAAP Financial Measures

The non-GAAP financial measures used in this Exhibit 99.2 are non-GAAP gross profit, gross profit margin, income from operations, operating margin, income from continuing operations before income taxes, income from continuing operations, net of tax, and diluted earnings per share from continuing operations.

The Company believes that the non-GAAP financial measures provide useful and supplementary information to investors regarding the Company’s quarterly performance. It is management’s belief that these non-GAAP financial measures would be particularly useful to investors because of the significant changes that have occurred outside of the Company’s day-to-day business in accordance with the execution of the Company’s strategy. This strategy includes streamlining the Company’s existing operations through site and functional consolidations, strategic divestitures, expanding the Company’s business through significant internal investments, and broadening the Company’s product and service offerings through acquisition of innovative and complementary technologies and solutions. The financial impact of certain elements of these activities, particularly acquisitions, divestitures, and site and functional restructurings, are often large relative to the Company’s overall financial performance, which can adversely affect the comparability of its operating results and investors’ ability to analyze the business from period to period.

Non-GAAP financial measures should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. They are limited in value because they exclude charges that have a material effect on the Company’s reported results and, therefore, should not be relied upon as the sole financial measures to evaluate the Company’s financial results. The non-GAAP financial measures are meant to supplement, and to be viewed in conjunction with, GAAP financial measures. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the tables accompanying this Exhibit 99.2.

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands of U.S. dollars)

(Unaudited)

Adjusted EPS (Non-GAAP):

	Three Months Ended March 30, 2012
	Gross Profit	Gross Profit Margin	Income From Operations	Operating Margin	Income From Continuing Operations Before Income Taxes	Income From Continuing Operations, Net of Tax	Diluted EPS from Continuing Operations
GAAP results, three months ended	$27,681	42.5%	$2,821	4.3%	$1,307	$1,077	$0.03

Non-GAAP adjustments
Amortization of intangible assets	791	1.2%	1,453	2.2%	1,453	988	0.03
Restructuring costs and other	—	—	2,217	3.4%	2,217	1,507	0.04
Non-recurring income tax expenses	—	—	—	—	—	(492)	(0.01)

Total non-GAAP adjustments	791	1.2%	3,670	5.6%	3,670	2,003	0.06

Non-GAAP results, three months ended	$28,472	43.7%	$6,491	9.9%	$4,977	$3,080	$0.09

Weighted average shares outstanding—Diluted							33,878

	Three Months Ended June 29, 2012
	Gross Profit	Gross Profit Margin	Income From Operations	Operating Margin	Income From Continuing Operations Before Income Taxes	Income From Continuing Operations, Net of Tax	Diluted EPS from Continuing Operations
GAAP results, three months ended	$30,667	43.6%	$5,097	7.2%	$5,084	$4,467	$0.13

Non-GAAP adjustments
Amortization of intangible assets	791	1.1%	1,454	2.1%	1,454	940	0.02
Restructuring costs and other	—	—	2,451	3.5%	2,451	1,584	0.05
Non-recurring income tax expenses	—	—	—	—	—	(1,736)	(0.05)

Total non-GAAP adjustments	791	1.1%	3,905	5.6%	3,905	788	0.02

Non-GAAP results, three months ended	$31,458	44.7%	$9,002	12.8%	$8,989	$5,255	$0.15

Weighted average shares outstanding—Diluted							33,953

Reconciliation of GAAP to Non-GAAP Financial Measures—Continued

(In thousands of U.S. dollars)

(Unaudited)

	Three Months Ended September 28, 2012
	Gross Profit	Gross Profit Margin	Income From Operations	Operating Margin	Income From Continuing Operations Before Income Taxes	Income From Continuing Operations, Net of Tax	Diluted EPS from Continuing Operations
GAAP results, three months ended	$28,853	41.5%	$3,792	5.5%	$2,618	$2,055	$0.06

Non-GAAP adjustments
Amortization of intangible assets	791	1.1%	1,454	2.1%	1,454	896	0.03
Restructuring costs and other	—	—	2,728	3.9%	2,728	1,682	0.05
Non-recurring income tax expenses	—	—	—	—	—	(563)	(0.02)

Total non-GAAP adjustments	791	1.1%	4,182	6.0%	4,182	2,015	0.06

Non-GAAP results, three months ended	$29,644	42.6%	$7,974	11.5%	$6,800	$4,070	$0.12

Weighted average shares outstanding—Diluted							33,912

	Three Months Ended December 31, 2012
	Gross Profit	Gross Profit Margin	Income From Operations	Operating Margin	Income From Continuing Operations Before Income Taxes	Income From Continuing Operations, Net of Tax	Diluted EPS from Continuing Operations
GAAP results, three months ended	$27,275	41.1%	$3,297	5.0%	$2,525	$14,875	$0.44

Non-GAAP adjustments
Amortization of intangible assets	791	1.2%	1,454	2.2%	1,454	705	0.02
Restructuring costs and other	—	—	653	1.0%	653	317	0.01
Acquisition related costs	—	—	792	1.1%	792	384	0.01
Non-recurring income tax expenses	—	—	—	—	—	(13,213)	(0.39)

Total non-GAAP adjustments	791	1.2%	2,899	4.3%	2,899	(11,807)	(0.35)

Non-GAAP results, three months ended	$28,066	42.3%	$6,196	9.3%	$5,424	$3,068	$0.09

Weighted average shares outstanding—Diluted							33,997

Reconciliation of GAAP to Non-GAAP Financial Measures—Continued

(In thousands of U.S. dollars)

(Unaudited)

	Three Months Ended March 29, 2013
	Gross Profit	Gross Profit Margin	Income From Operations	Operating Margin	Income From Continuing Operations Before Income Taxes	Income From Continuing Operations, Net of Tax	Diluted EPS from Continuing Operations
GAAP results, three months ended	$33,163	39.9%	$949	1.1%	$1,619	$1,469	$0.04

Non-GAAP adjustments
Amortization of intangible assets	1,251	1.5%	3,487	4.2%	3,487	2,507	0.07
Restructuring costs and other	—	—	2,051	2.5%	2,051	1,475	0.04
Acquisition related costs	—	—	1,066	1.3%	1,066	766	0.02
Acquisition fair value adjustments	504	0.6%	504	0.6%	504	362	0.01
Non-recurring income tax expenses	—	—	—	—	—	(1,073)	(0.02)

Total non-GAAP adjustments	1,755	2.1%	7,108	8.6%	7,108	4,037	0.12

Non-GAAP results, three months ended	$34,918	42.0%	$8,057	9.7%	$8,727	$5,506	$0.16

Weighted average shares outstanding—Diluted							34,271

	Three Months Ended June 28, 2013
	Gross Profit	Gross Profit Margin	Income From Operations	Operating Margin	Income From Continuing Operations Before Income Taxes	Income From Continuing Operations, Net of Tax	Diluted EPS from Continuing Operations
GAAP results, three months ended	$34,499	40.4%	$4,347	5.1%	$3,299	$842	$0.02

Non-GAAP adjustments
Amortization of intangible assets	1,343	1.6%	2,960	3.5%	2,960	1,801	0.05
Restructuring costs and other	—	—	1,114	1.3%	1,114	678	0.02
Acquisition related costs	—	—	21	0.0%	21	13	0.00
Acquisition fair value adjustments	325	0.4%	325	0.4%	325	198	0.01
Non-recurring income tax benefit	—	—	—	—	—	1,214	0.04

Total non-GAAP adjustments	1,668	2.0%	4,420	5.2%	4,420	3,904	0.12

Non-GAAP results, three months ended	$36,167	42.4%	$8,767	10.3%	$7,719	$4,746	$0.14

Weighted average shares outstanding—Diluted							34,285

Non-GAAP Gross Profit and Gross Profit Margin

The calculation of non-GAAP gross profit and gross profit margin is displayed in the tables above. Non-GAAP gross profit and gross profit margin exclude the amortization of acquired intangible assets and acquisition inventory and revenue fair value adjustments from business acquisitions because: (1) the amounts are non-cash; (2) the Company cannot influence the timing and amount of future expense recognition; and (3) excluding such expenses provides investors and management better visibility into the components of operating expenses.

Non-GAAP Income from Operations and Operating Margin

The calculation of non-GAAP income from operations and operating margin is displayed in the tables above. Non-GAAP operating profit and operating margin exclude the amortization of acquired intangible assets and inventory and revenue fair value adjustments related to business acquisitions because: (1) the amounts are non-cash; (2) the Company cannot influence the timing and amount of future expense recognition; and (3) excluding such expenses provides investors and management better visibility into the components of operating expenses. The Company also excluded restructuring and other and acquisition-related costs from non-GAAP income from operations and operating margin due to the significant changes that have occurred outside of the Company day-to-day business in accordance with the execution of the Company’s strategy for the reasons described above in the introductory paragraphs of the “Use of Non-GAAP Financial Measures”.

Non-GAAP Income from Continuing Operations before Income Taxes

The calculation of non-GAAP income from continuing operations before income taxes is displayed in the tables above. The calculation of non-GAAP income from continuing operations before income taxes excludes amortization of acquired intangible assets and inventory and revenue fair value adjustments related to business acquisitions, and restructuring and other and acquisition-related costs for the reasons described for non-GAAP income from operations and operating margin.

Non-GAAP Income from Continuing Operations, Net of Tax

The calculation of non-GAAP income from continuing operations, net of tax is displayed in the tables above. Because pre-tax income is included in determining income from continuing operations, net of tax, the calculation of non-GAAP income from continuing operations, net of tax, also excludes amortization of acquired intangible assets and inventory and revenue fair value adjustments related to business acquisitions, and restructuring and other and acquisition-related costs for the reasons described for non-GAAP income from operations and income from operations margin. In addition, the Company excluded significant non-recurring income tax expenses related to releases to valuation allowances, corrections of prior-year errors in income tax provision calculations, effects of changes in tax laws, and the income tax effect of non-GAAP adjustments discussed above.

Non-GAAP Diluted EPS from Continuing Operations

The calculation of non-GAAP diluted EPS from continuing operations is displayed in the above tables. Because income from continuing operations, net of tax is included in the diluted EPS calculation, the calculation of non-GAAP diluted EPS from continuing operations excludes amortization of acquired intangible assets and inventory and revenue fair value adjustments related to business acquisitions, restructuring and other acquisition-related costs, significant non-recurring income tax expenses related to releases to valuation allowances, corrections of prior-year errors in income tax provision calculations, effects of changes in tax laws, and the income tax effect of non-GAAP adjustments for the reasons described for non-GAAP income from operations, net of tax.

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